SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 16, 2001



                            APPLIED FILMS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Colorado                      000-23103                  84-1311581
(State or other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)


         9586 I-25 Frontage Road, Longmont, CO                 80504
     (Address of Principal Executive Offices)               (Zip Code)

                                 (303) 774-3200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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
Item 5.  Other Event.

     On January 16, 2001, Applied Films Corporation completed the private sale of $10,000,000 of its Series A Convertible Preferred Stock (the "Preferred Stock") to certain investors.

     The Preferred Stock is convertible into Applied Films common stock (the "Common Stock") at $19.75 per share. In connection with the financing, Applied Films also issued warrants to purchase 17,468 and 75,949 shares of Applied Films common stock at exercise prices of $20.09 and $22.33 per share, respectively.

     The Preferred Stock pays an annual dividend of 7%, increasing to an 8.5% annual dividend on October 16, 2001.

     The proceeds from the sale of Preferred Stock will provide working capital and liquidity as well as funding certain obligations and expenses related to the acquisition of the Large Area Coating division formerly owned by Unaxis.

     The Preferred Stock is convertible from and after issuance into shares of Common Stock initially at a price of $19.75 per share (the "Conversion Price"). The number of shares issuable upon conversion and the Conversion Price are subject to adjustment as a result of, among other things, stock dividends or reclassifications of the Common Stock, the issuance of certain rights, options, warrants or other Common Stock equivalents and certain business combinations involving Applied Films.

     Applied Films may require conversion of all or a portion of the then outstanding Preferred Stock if, among other things, the market price of the Common Stock exceeds 135% of the then applicable Conversion Price for 30 consecutive trading days at any time after the date on which the Registration Statement (as hereinafter defined) is declared effective by the Securities and Exchange Commission. Conversion of the Preferred Stock is subject to certain restrictions based on the percentage of the aggregate number of shares of Common Stock the holders of the Preferred Stock would beneficially own as a result of such conversion.

     The holders of the Preferred Stock also have certain put rights described in the Certificate of Designation for the Preferred Stock.

     Applied Films agreed with the purchasers of the Preferred Stock to prepare and file with the Securities and Exchange Commission a registration statement relating to the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (the "Registration Statement"). Applied Films agreed to file the Registration Statement with the Securities and Exchange Commission on or before April 1, 2001.

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
Item 7.  Financial Statements and Exhibits.

    (c) Exhibits.

         3.1 Amended and Restated Articles of Incorporation of Applied Films Corporation.

         4.1    Form of Series A Preferred Stock certificate.

         10.1 Securities Purchase Agreement dated as of January 16, 2001, by and among Applied Films Corporation and the purchasers identified on the signature pages thereto.

         10.2 Registration Rights Agreement dated as of January 16, 2001, by and among Applied Films Corporation and the investors identified on the signature pages thereto.

         10.3   Common Stock Warrant No. 1 dated January 16, 2001.

         10.4   Common Stock Warrant No. 2 dated January 16, 2001.

         10.5   Common Stock Warrant No. 3 dated January 16, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             APPLIED FILMS CORPORATION


                                             By     /s/ Lawrence D. Firestone
                                                    Lawrence D. Firestone
                                                    Chief Financial Officer


Date: January 29, 2001




::ODMA\PCDOCS\GRR\530195\1

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                                  EXHIBIT INDEX


         Exhibits.

         3.1 Amended and Restated Articles of Incorporation of Applied Films Corporation.

         4.1    Form of Series A Preferred Stock certificate.

         10.1 Securities Purchase Agreement dated as of January 16, 2001, by and among Applied Films Corporation and the purchasers identified on the signature pages thereto.

         10.2 Registration Rights Agreement dated as of January 16, 2001, by and among Applied Films Corporation and the investors identified on the signature pages thereto.

         10.3   Common Stock Warrant No. 1 dated January 16, 2001.

         10.4   Common Stock Warrant No. 2 dated January 16, 2001.

         10.5   Common Stock Warrant No. 3 dated January 16, 2001.

                                                                     Exhibit 3.1

                              AMENDED and RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            APPLIED FILMS CORPORATION

     The following Amended and Restated Articles of Incorporation are executed by the undersigned corporation pursuant to the provisions of the Colorado Business Corporation Act.

     1. The name of the corporation is Applied Films Corporation.

     2. The original Articles of Incorporation were filed effective July 1, 1994, and were amended and restated effective July 3, 1995, and were further amended on November 18, 1996.

     3. The following Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation, as amended and restated effective July 3, 1995, and as further amended on November 18, 1996, and shall be the Articles of Incorporation of the corporation.

     4. These Amended and Restated Articles of Incorporation were adopted by a vote of the directors and shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     5. The number of votes cast for the amendment by each voting group was sufficient for approval by such voting group.

                                    ARTICLE I

     The name of the corporation is Applied Films Corporation.

                                   ARTICLE II.

     The purpose for which the corporation is formed is to engage in any lawful business or businesses. The corporation shall have and may exercise all powers and rights granted or otherwise provided by the Colorado Business Corporation Act as in effect from time to time and any successor law.

                                  ARTICLE III.

     The total number of shares of all classes of stock which the corporation shall have authority to issue is eleven million (11,000,000) shares, of which ten million (10,000,000) shares shall be common stock without par value and one million (1,000,000) shares shall be preferred stock, without par value. The shares of preferred stock may be divided into one or more series.

     The authorized shares of common stock are all of one class with unlimited voting rights, and each such share shall be equal to every other such share.

     The corporation's Board of Directors shall have the authority without shareholder action, to determine the preferences, limitations and relative rights of any preferred stock (whether in a series or as a class), including without limitation the following: (i) the designation of any series of preferred stock; (ii) unlimited, special, conditional, or limited voting rights, or no right to vote; except that no condition, limitation, or prohibition on voting shall eliminate any right to vote provided by the Colorado Business Corporation Act; (iii) redemption rights; (iv) conversion rights; (v) distribution or dividend rights, including the determination of whether such rights are cumulative, noncumulative or partially cumulative; and (vi) preference rights over any other class or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

                                   ARTICLE IV.

     The address of the registered office, which is the same as the mailing address, is 6797 Winchester Circle, Boulder, Colorado 80301. The name of the registered agent is Cecil Van Alsburg.

                                   ARTICLE V.

     The address of the corporation's principal office is 6797 Winchester Circle, Boulder, Colorado 80301.

                                   ARTICLE VI.

     Cumulative voting shall not be permitted in the election of directors.

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
                                  ARTICLE VII.

     A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) resulting from a violation of section 7-108-403 of the Colorado Business Corporation Act; (d) for any transaction from which the director derived an improper personal benefit; or (e) for any act or omission occurring prior to the date of the approval of this Article. In the event the Colorado Business Corporation Act is amended after the approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption. Any limitations on liability in effect prior to the date of these Amended and Restated Articles shall remain in full force and effect.

                                  ARTICLE VIII.

     The corporation shall indemnify all officers and directors of the corporation to the fullest extent permitted by the Colorado Business Corporation Act, as amended from time to time, subject to any expansion (but not limitation) of such indemnification as may be set forth in the Bylaws of the corporation or any shareholders' or directors' resolution or by any indemnification or similar agreement between the Company and any officer or director, to the fullest extent permitted by the Colorado Business Corporation Act.

                                   ARTICLE IX.

     The corporation shall not merge or consolidate with another corporation (except a corporation of which all outstanding stock is beneficially owned by this corporation "Subsidiary"), or sell, lease, exchange, pledge or otherwise dispose of all or substantially all of the assets of the entire corporation other than in the usual and regular course of its business, or voluntarily dissolve and liquidate its assets without the affirmative vote of not less than two-thirds (2/3) of the voting power of the then issued and outstanding shares entitled to vote thereon, voting together as a single voting group (unless as otherwise

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
provided by the Colorado Business Corporation Act; or unless as otherwise provided in any articles of amendment filed with the Colorado Secretary of State providing for the issuance of preferred shares).

     Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of this corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of two-thirds (2/3) or more of shares the voting power of the shares entitled to vote thereon, voting together as a single voting group, (unless as otherwise required by the Colorado Business Corporation Act; or unless as otherwise provided in any articles of amendment filed with the Colorado Secretary of State providing for the issuance of preferred shares), shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article IX of these Articles of Incorporation.

                                   ARTICLE X.

     The Board of Directors of this corporation shall not approve, adopt or recommend any offer of any person or entity, other than the corporation, to make a tender or exchange offer for any capital stock of the corporation, to merge or consolidate the corporation with any other entity or to purchase or otherwise acquire all or substantially all of the assets or business of the corporation
(i) known by the Board of Directors to be a possible violation of any applicable laws; and (ii) unless and until the Board of Directors shall have first evaluated the offer and determined that the offer is in the best interests of the corporation and its shareholders. The Board of Directors may seek and rely upon an opinion of legal counsel independent from the offeror as to the legality of an offer and it may test the legality of an offer in any state or federal court or before any state or federal administrative agency which may have appropriate jurisdiction. In connection with its evaluation as to the best interests of the corporation and its shareholders, the Board of Directors may consider all factors which it deems relevant, including without limitation: (i) the adequacy and fairness of the consideration to be received by the corporation and/or its shareholders under the offer considering historical trading prices of the corporation's stock, the price that might be achieved in a negotiated sale of the corporation as a whole, premiums over trading prices which have been proposed or offered with respect to the securities of other companies in the past in connection with similar offers and the future prospects for the corporation and its business; (ii) the potential social and economic impact of the offer and its consummation on this corporation, its employees and vendors; and (iii) the potential, social and economic impact of the offer and its consummation on the communities in which the corporation and any subsidiaries operate or are located.

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
     Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the corporation to the contrary (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of two-thirds (2/3) or more of the voting power of the then issued and outstanding shares entitled to vote for the election of directors, voting together as a single voting group (unless or as otherwise required by the Colorado Business Corporation Act; or unless as otherwise provided in any articles of amendment filed with the Colorado Secretary of State providing for the issuance of preferred shares), shall be required to amend, repeal, or adopt any provision inconsistent with this Article X.

                                   ARTICLE XI.

     The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. The Board shall consist of not less than five (5) members nor more than nine (9) members. Directors shall be elected annually at each annual shareholders meeting and shall hold office for a term of three (3) years and until their successors are elected and qualified, or until their earlier resignation or removal.

     The Board of Directors shall be divided into three (3) classes, as nearly equal in number as practicable, the term of office of those of the first class to expire at the first annual meeting of shareholders after their election, the term of office of those of the second class to expire at the second annual meeting of shareholders after their election, and the term of office of those of the third class to expire at the third annual meeting of shareholders after their election. Upon expiration of the terms of office of the directors as classified above, their successors shall be elected for the term of three (3) years each, so that one-third of the number of directors of the corporation shall be elected annually.

                                  ARTICLE XII.

     The shareholder vote required to approve Business Combinations (hereinafter defined) shall be as set forth in this Article XII.

     Section 1. Higher Vote for Business Combinations. In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in Section 3 of this Article XII:

          A. any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested

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
     Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

          B. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value of $5,000,000 or more; or

          C. the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $5,000,000 or more; or

          D. the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or

          E. any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single voting group (unless as otherwise required by the Colorado Business Corporation Act; or unless as otherwise provided in any articles of amendment filed with the Colorado Secretary of State providing for the issuance of preferred shares), including the affirmative vote of the holders of not less than fifty percent (50%) of the outstanding Voting Stock not owned directly or indirectly by any Interested Shareholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be

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
specified, by law, in any other Article of these Articles of Incorporation or in any agreement with any national securities exchange or otherwise.

     Section 2. Definition of "Business Combination". The term "Business Combination" as used in this Article XII shall mean any transaction which is referred to in any one or more of paragraphs A through E of Section 1.

     Section 3. When Higher Vote Is Not Required. The provisions of Section 1 of this Article XII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Incorporation if in the case of a Business Combination that does not involve any cash or other consideration being received by the shareholders of the corporation, solely in their capacities as shareholders, the condition specified in the following paragraph A is met, or if in the case of any other Business Combination, the conditions specified in either of the following paragraphs A or B are met:

          A. Approval by Continuing  Directors.  The Business  Combination shall
     have  been  approved  by  a  majority  of  the  Continuing   Directors  (as
     hereinafter defined).

          B. Price and Procedure Requirements. All of the following conditions shall have been met:

               (i) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination (the "Consummation Date") of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be an amount at least equal to the higher of the following (it being intended that the requirements of this paragraph B(i) shall be required to be met with respect to all shares of Common Stock outstanding, whether or not the Interested Shareholder has previously acquired any shares of the Common Stock):

                    (a) the  highest per share price  (including  any  brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an

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               Interested  Shareholder,   whichever  is  higher,  plus  interest
               compounded  annually  from  the  date  on  which  the  Interested
               Shareholder   became  an  Interested   Shareholder   through  the
               Consummation Date at the prime rate of interest of Citibank, N.A. (or other major bank headquartered in New York City selected by a majority of the Continuing Directors) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, per share of Common Stock from the date on which the Interested Shareholder became an Interested Shareholder through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock; or

                    (b) the Fair Market  Value per share of Common  Stock on the
               Announcement Date.

               (ii) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock, other than the Common Stock, in such Business Combination shall be an amount at least equal to the highest of the following (it being intended that the requirements of this paragraph B(ii) shall be required to be met with respect to all shares of every such other class of outstanding Voting Stock, whether or not the Interested Shareholder has previously acquired any shares of a particular class of Voting Stock):

                    (a) the  highest per share price  (including  any  brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of such class of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date or (2) in the transaction in which it became an Interested Shareholder, whichever is higher, plus interest compounded annually from the date on which the Interested Shareholder became an Interested Shareholder through the Consummation Date at the prime rate of interest of Citibank, N.A. (or other major bank headquartered in New York City selected by a majority of the Continuing Directors) from time to time in effect in New York City, less the aggregate amount of any cash dividends paid, and the Fair Market Value of any dividends paid in other than cash, per share of such class of Voting

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               Stock from the date on which the Interested Shareholder became an
               Interested Shareholder through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class of Voting Stock;

                    (b) the Fair Market  Value per share of such class of Voting
               Stock on the Announcement Date; or

                    (c) the highest  preferential  amount per share,  if any, to which the  holders  of shares of such  class of Voting  Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation.

               (iii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class of Voting Stock. If the Interested Shareholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

               (iv) After such  Interested  Shareholder has become an Interested
          Shareholder   and  prior  to  the   consummation   of  such   Business
          Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

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
               (v) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation.

               (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provision replacing such Act, rules or regulations) shall be mailed to all stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

     Section 4. Certain Definitions. For the purposes of this Article XII:

          A. A "person" shall mean any individual, firm, corporation or other entity.

          B. "Interested Shareholder" shall mean any person (other than the corporation, any Subsidiary or any existing shareholder at the time these Amended and Restated Articles of Incorporation become effective who would otherwise meet the definition herein of Interested Shareholder as of such date) who or which:

               (i) is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

               (ii) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock;

               (iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          C. A person shall be a "beneficial owner" of any Voting Stock:

               (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

               (ii) which such person of any of its Affiliates or Associates has
          (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

               (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          D. For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph B of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 4 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          E. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

          F. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph B of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

          G. "Continuing Director" means any member of the Board of Directors of the corporation (the "Board") who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

          H. "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.

          I. In the event of any Business Combination in which the corporation survives, the phrase "consideration other than cash to be received" as used in paragraphs B(i) and (ii) of Section 3 of this Article XII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

     Section 5. Powers of Continuing Directors. A majority of the Continuing Directors of the corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article XII, including without limitations (A) whether a person is an Interested Shareholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of paragraph B of Section 3 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more; and the good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article XII.

     Section 6. No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article XII shall be construed to relieve the Board of Directors or any Interested Shareholder from any fiduciary obligation imposed by law.

     Section 7. Amendment, Repeal, etc. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of eighty percent (80%) or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single voting group (unless as otherwise required by the Colorado Business Corporation Act; or unless as otherwise provided in any articles of amendment filed with the Colorado Secretary of State providing for the issuance of preferred shares), including the affirmative vote of the holders of not less than fifty percent (50%) of the Voting Stock not owned directly or indirectly by any Interested Shareholder, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article XII of these Articles of Incorporation; provided, however, that the preceding provisions of this Section 7 shall not be applicable to any amendment to this Article XII of these Articles of Incorporation, and such amendment shall require only such affirmative vote as is required by law and any other provisions of these Articles of Incorporation, if such amendment shall have been approved by a majority of the Continuing Directors.

     Dated: September 19, 1997.


                                         APPLIED FILMS CORPORATION


                                         By /s/ Cecil Van Alsburg
                                           Cecil Van Alsburg
                                              Its:  President & Registered Agent

                                   CERTIFICATE
                     OF DESIGNATIONS, PREFERENCES AND RIGHTS
                    OF SERIES A CONVERTIBLE PREFERRED STOCK,
                                WITHOUT PAR VALUE

                                       OF

                            APPLIED FILMS CORPORATION

                            ------------------------

                      Pursuant to Section 7-108-101 of the
                        Colorado Business Corporation Act
                            ------------------------


     Applied Films Corporation, a corporation organized and existing under the Colorado Business Corporation Act (the "Company"), hereby certifies that pursuant to the authority granted to and vested in the Board of Directors by the Amended and Restated Articles of Incorporation, as amended, of the Company (the "Articles of Incorporation"), and in accordance with the provisions of Section 7-108-101 of the Business Corporation Act of the State of Colorado, the Directors on January 11, 2001, adopted the following resolution creating out of the one million (1,000,000) shares of Preferred Stock authorized in Article III of the Amended and Restated Articles of Incorporation a series of one thousand (1,000) shares of Preferred Stock designated as Series A Convertible Preferred
Stock:

     Resolved, that pursuant to the authority vested in the Board of Directors of this Company in accordance with the provisions of its Amended and Restated Articles of Incorporation, as amended, a series of Preferred Stock of the Company be and it hereby is created, and that the designation and amount thereof and the optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

               Designation of Series A Convertible Preferred Stock

     1. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), and the number of shares so designated shall be 1,000. Each share of Preferred Stock shall have no par value and a stated value equal to $10,000.00 plus (i) the amount of any dividends added to the Stated Value pursuant to Section 3(b) below, and (ii) any Unpaid Liquidated Damages due under the Transaction Documents (the "Stated Value").

     2. Definitions. In addition to the terms defined elsewhere in this Certificate of Designations, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of January 16, 2001, among the Company and the Purchasers identified therein (the "Purchase Agreement"), and (b) the following terms have the meanings indicated:

          "Amended Conversion Price" means the average of the ten Closing Prices immediately preceding an Annual Put Date or a Special Put Date, as applicable under Section 9(d) below.

          "Conversion Price" means $19.75 per share, subject to adjustment as set forth herein.

          "Equity Conditions" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder pursuant to an effective Underlying Shares Registration Statement or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market; (iv) such issuance would be permitted in full without violating Section 17 hereof or the rules or regulations of any Trading Market; and (v) the

     Company is not in default with respect to any material obligation hereunder or under any other Transaction Document.

          "Event Equity Value" means, in connection with any required payment following an Event Notice hereunder, the average of the Closing Prices for the five Trading Days preceding either: (a) the date of delivery of the Event Notice or (b) the date on which such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater.

          "Holder" means any holder of Preferred Stock.

          "Junior Securities" means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are outstanding on the Original Issue Date and are explicitly senior in dividend rights or liquidation preference to the Preferred Stock.

          "Original Issue Date" means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates that may be issued to evidence such Preferred Stock.

          "Unpaid Liquidated Damages" means, for each share of Preferred Stock owned by a Holder at any time, an amount equal to (a) any Liquidated Damages due and payable to such Holder that are not paid in cash on the date due, divided by (b) the number of shares of Preferred Stock owned by such Holder on such due date, provided, that, for the avoidance of doubt, each dollar of Liquidated Damages shall be payable once, either (at the Company's Option) in cash or by adding the amount thereof to the Stated Value of the Shares pursuant to Section 1 hereof.

     3. Dividends.

          (a) Holders shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative dividends on the Preferred Stock at the rate per share (as a percentage of the Stated Value per share) of 7% (the "Dividend Rate") per annum, payable quarterly in arrears on each March 31, June 30, September 30 and December 31, except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a "Dividend Payment Date"). Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

          (b) Subject to the conditions and limitations set forth below, the Company may, at its option, pay required dividends either: (i) in cash, or
     (ii) by adding the per-share amount of such dividend to the Stated Value. The Company must deliver written notice to the Holders indicating the manner in which it intends to pay dividends at least ten Trading Days prior to each Dividend Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Dividend Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to add the per-share amount of each dividend to the Stated Value.

          (c) Except as otherwise provided herein, if at any time the Company pays less than the total amount of required dividends on any Dividend Payment Date, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder.

          (d) So long as any Preferred Stock is outstanding: (i) neither the Company nor any Subsidiary shall, directly or indirectly, redeem, purchase or otherwise acquire any Junior Securities or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Company shall not pay or declare any dividend or make any distribution on any Junior Securities, except stock dividends on the Common Stock payable in additional shares of

     Common Stock and dividends due and paid in the ordinary course on preferred stock of the Company at such times as the Company is in compliance with its payment and other obligations hereunder.

     4. Registration of Preferred Stock. The Company shall register shares of the Preferred Stock, upon records to be maintained by the Company for that purpose (the "Preferred Stock Register"), in the name of the record Holders thereof from time to time. The Company may deem and treat the registered Holder of shares of Preferred Stock as the absolute owner thereof for the purpose of any conversion hereof or any distribution to such Holder, and for all other purposes, absent actual notice to the contrary.

     5. Registration of Transfers. The Company shall register the transfer of any shares of Preferred Stock in the Preferred Stock Register, upon surrender of certificates evidencing such Shares to the Company at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder.

     6. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive an amount equal to the Stated Value for each share of Preferred Stock, plus all accrued but unpaid dividends thereon, payable out of the assets of the Company, whether such assets are capital or surplus, and before any distribution or payment may be made to the holders of any Junior Securities. If the assets of the Company are insufficient to pay such amounts in full, then the entire amount of assets to be distributed shall be distributed among the Holders ratably in accordance with the amount each Holder would have received if such assets were sufficient to pay all such amounts in full. The Company shall mail written notice of any Liquidation or Change of Control to each record Holder not less than 45 days prior to the payment date or effective date thereof. At the request of any Holder, which must be delivered prior to the effective date of a Change of Control (or, if later, within five Trading Days after such Holder receives notice of such Change of Control from the Company), such Change of Control will be treated as a Liquidation with respect to such Holder, provided, however, that a Change of Control will not be treated as a Liquidation event if the Change of Control is caused by one or more Holders acquiring control of the Company or as a result of the Special Put Option or other rights of the Holders under the Preferred Stock.

     7. Conversion.

          (a) Conversion at Option of Holder. At the option of any Holder, any Preferred Stock held by such Holder may be converted into Common Stock based on the then-applicable Conversion Price. A Holder may convert Preferred Stock into Common Stock pursuant to this paragraph at any time and from time to time after the Original Issue Date, by delivering to the Company a Conversion Notice, in the form attached hereto as Exhibit A, appropriately completed and duly signed, and the date any such Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is a "Holder Conversion Date." Notwithstanding anything herein to the contrary, the Holders right to receive Common Stock upon conversions hereunder shall be subject to the limitations set forth in Sections 4.5(f) and (g) of the Purchase Agreement.

          (b) Conversion at Option of Company. If, at any time after the Effective Date, the Closing Price for 30 consecutive Trading Days exceeds 135% of the Conversion Price applicable on each such day, the Company may require the Holders to convert all or a portion of the Preferred Stock into Common Stock based on the then-applicable Conversion Price. The Company may require a conversion pursuant to this paragraph by delivering irrevocable written notice of such election to the Holders, and the tenth Trading Day after the date any such notice is delivered to the Holders (as determined in accordance with the notice provisions hereof) will be the "Company Conversion Date" for such required conversion. Notwithstanding the foregoing, the Company may not require any conversion under this paragraph (and any notice thereof will be void), unless (i) the Company requires conversion on a pro rata basis under the corresponding provisions of all outstanding shares of Preferred Stock and (ii) from the beginning of such period of ten consecutive Trading Days through the Company Conversion Date, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding shares of Preferred Stock. "Conversion Date" shall refer to either a Holder Conversion Date or a Company Conversion Date, as applicable.

     8. Mechanics of Conversion.

          (a) The number of Underlying Shares issuable upon any conversion of Preferred Stock hereunder shall equal (i) the Stated Value of the Preferred Stock to be converted, divided by the Conversion Price on the Conversion Date, plus (ii) the amount of any accrued but unpaid dividends on the Preferred Stock through the Conversion Date, divided by the Conversion Price on the Conversion Date, provided, that, if the Company has a valid election in force on the Conversion Date to pay dividends in cash, then clause (ii) of this paragraph shall not be included in calculating the number of Underlying Shares issuable upon such conversion.

          (b) Upon conversion of any Preferred Stock, the Company shall promptly (but in no event later than three Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate: (i) a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares and naming the Holder as a selling stockholder thereunder is not then effective and such Underlying Shares are not then freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, and (ii) a bank check in the amount of all accrued and unpaid dividends on the Preferred Stock so converted (if the Company has elected or is required to pay such accrued dividends in cash). Within three Trading Days after receipt thereof, the Holder will deliver the original certificate(s) evidencing the Preferred Stock so converted to the Company, unless the Holder is awaiting receipt of a new certificate evidencing such shares from the Company pursuant to another provision hereof. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (c) If a Holder is converting less than all shares of Preferred Stock represented by the certificate or certificates delivered by such Holder to the Company in connection with such conversion, or if such conversion cannot be effected in full for any reason, the Company shall promptly deliver to such Holder a new certificate representing the number of shares of Preferred Stock not converted.

          (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by any Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to any Holder in connection with the issuance of such Underlying Shares.

     9. Repurchase Options.

          (a) Company's Option. Subject to the provisions of this Section, from and after the Original Issue Date, the Company shall have the right, upon 30 Trading Days' irrevocable notice (a "Company Repurchase Notice") to the Holder, to repurchase all or any portion of the outstanding shares of Preferred Stock (as to which no Conversion Notice has been delivered), at a price equal to 114% of the Stated Value of the shares of Preferred Stock to be repurchased plus all accrued but unpaid dividends thereon to the date of payment (the "Company Repurchase Price"). The Company Repurchase Notice will specify the effective date of the repurchase under this paragraph, which must be a Trading Day at least 30 Trading Days after the date such notice is delivered (the "Company Repurchase Date"), and the entire Company Repurchase Price shall be paid in cash by the next Trading Day after the Company Repurchase Date. Upon receipt of such payment, the Holder will deliver the original certificate(s) evidencing the shares of Preferred Stock so repurchased to the Company, unless such Holder is awaiting receipt of a new certificate evidencing shares from the Company pursuant to another provision hereof. At any time on or prior to the Company Repurchase Date, the Holder may convert all or any portion of the shares of Preferred Stock into Common Stock subject to such Company Repurchase Notice, and the Company shall honor any such conversion in accordance with the terms hereof. Notwithstanding the foregoing, the Company may only deliver a Company Repurchase Notice and complete such optional repurchase if, on the date of the Company Repurchase Notice and from such date through the Company Repurchase Date, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding shares of Preferred Stock.

     If the Company fails to pay the Company Repurchase Price in full by the next Trading Day after the Company Repurchase Date, then, in addition to any other remedies available to the Holder under the Transaction Documents,
     (1) the Company shall thereafter have no further right under this Section to repurchase any shares of Preferred Stock, and (2) the Holder shall have the right (by notice to the Company) to declare the Company Repurchase Notice to be void ab initio.

          (b) Holder's Annual Put Option. Each of the first and second anniversaries of the Original Issue Date shall constitute an "Annual Put Date" hereunder. On each Annual Put Date, the Holder shall have the right, in its sole discretion, to convert all or any portion of the then outstanding shares of Preferred Stock into Common Stock at a Conversion Price equal to the Amended Conversion Price by delivering to the Company on or prior to such Annual Put Date a written notice specifying the number of shares of Preferred Stock to be so converted (an "Annual Put Notice").

          (c) Holder's Special Put Option. If, at any time after the sixth month anniversary of the Closing Date, the Company's equity market capitalization (defined as the aggregate number of shares of Common Stock outstanding times the Closing Price) is less than $50 million for 20 consecutive Trading Days, then the Holder shall have the right, in its sole discretion, to convert all or any portion of the then outstanding shares of Preferred Stock into Common Stock at a Conversion Price equal to the Amended Conversion Price by delivering to the Company a written notice specifying the number of shares of Preferred Stock to be so converted (a "Special Put Notice"), and the date on which such notice is delivered is referred to as the Special Put Date.

          (d) Cash Alternative. Notwithstanding the foregoing, in lieu of allowing a Holder to convert Preferred Stock into Common Stock pursuant to an Annual Put Notice or a Special Put Notice, the Company may elect to repurchase all or any portion of such Preferred Stock at a price equal to
     (i) in the case of an Annual Put Notice, 100% of the Stated Value of each share of Preferred Stock covered by such Annual Put Notice plus all accrued but unpaid dividends thereon, or (ii) in the case of a Special Put Notice, 114% of the Stated Value of each share of Preferred Stock covered by such Special Put Notice plus all accrued but unpaid dividends thereon. The Company may elect this cash alternative by delivering to the Holder written notice of such election specifying the number of shares of Preferred Stock to be repurchased (a "Cash Payment Notice") within three Trading Days after delivery of the Annual Put Notice or the Special Put Notice. Any shares that the Company does not elect to repurchase in the Cash Payment Notice will be converted into Common Stock in accordance with Section 9(b) or
     Section 9(c), as applicable. If the Company delivers a Cash Payment Notice, the Company shall pay the applicable repurchase price to the Holder in immediately available funds (free of any claim of subordination) no later than the tenth Trading Day following the Annual Put Date or Special Put Date (as applicable), and upon receipt thereof the Holder will deliver the original certificate(s) evidencing the shares of Preferred Stock so repurchased to the Company, unless the Holder is awaiting receipt of a new certificate evidencing shares from the Company pursuant to another provision hereof. If the Company fails to pay such repurchase price in full when due hereunder, then, in addition to any other remedies available to the Holder under the Transaction Documents, the Holder shall have the right (by notice to the Company) to rescind the applicable Annual Put Notice or Special Put Notice.

     10. Exchange of Preferred Stock to Debentures. At any time the Company shall have the option to exchange all (but not less than all) of the shares of Preferred Stock then held by the Holders for the Company's Convertible Debentures due three years from the Original Issue Date, in the form attached hereto as Exhibit B (the "Debentures"), having an aggregate principal amount equal to the Stated Value of the shares of Preferred Stock being exchanged pursuant to the terms hereof plus all accrued but unpaid dividends thereon through the date of the exchange. Upon an exchange pursuant to the terms hereof, the Company may require the Holders to enter into a subordination agreement in the form attached to the Purchase Agreement as Exhibit E (the "Subordination Agreement"). Upon receipt of the Debentures in the aggregate principal amount calculated pursuant to the terms hereof, the Holder will deliver the original certificate(s) evidencing the shares of Preferred Stock so exchanged to the Company, unless the

Holder is awaiting receipt of a new certificate evidencing shares from the Company pursuant to another provision hereof. Notwithstanding anything herein to the contrary, (i) if the Company shall not have issued the Debentures to the Holders pursuant to this Section by the ninth month anniversary of the Original Issue Date, then the Dividend Rate shall be increased to 8.50% and (ii) if the Company shall not have issued the Debentures to the Holders pursuant to this Section by October 31, 2002 (the "Target Date"), then the Company shall issue to each Holder a common stock purchase warrant in the form of Exhibit B to the Purchase Agreement pursuant to which such Holder shall be entitled to purchase a number of shares of Common Stock equal to 10% of the aggregate Stated Value of the shares of Preferred Stock then held by such Holder divided by the average of the Closing Price for the five Trading Days immediately preceding the Target Date (the "Measuring Price"), at an exercise price equal to $22.33 per share (the "Preferred Stock Warrants").

     11. Events of Defaults.

          a. "Event of Default" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               i. any default in the payment (free of any claim of subordination) of principal, dividends or liquidated damages in respect of any shares of Preferred Stock, as and when the same becomes due and payable (whether on a Conversion Date or by acceleration or otherwise);

               ii. the Company or any Subsidiary defaults in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $750,000, whether such indebtedness now exists or is hereafter created, and such default results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

               iii. the Company shall fail to issue Debentures to the Holder pursuant to Section 10 hereof.

               iv. any Triggering Event.

          b. At any time following the occurrence of an Event of Default, each Holder shall have the option to elect, by notice to the Company (an "Event Notice"), to convert all or any portion of the Preferred Stock then held by such Holder into Common Stock at a conversion price equal to (i) the lowest of (A) the average of the Closing Prices on the five Trading Days immediately preceding the date of the Event Notice and (B) the Conversion Price under the Certificate of Designation on the date of the Event Notice, divided by (ii) 1.14; provided that the Company shall have the option, by notice to the Holder delivered within three Trading Days after the date of the Event Notice, to repurchase all of the Preferred Stock that would otherwise be covered pursuant to such Event Notice at a price per share equal to the greater of (1) 114% of the Stated Value of such Preferred Stock plus all accrued but unpaid dividends thereon through the date of payment, or (2) the Event Equity Value of the Underlying Shares issuable upon conversion of such Preferred Stock (including such accrued but unpaid dividends thereon) (the greater of (1) and (2) being referred to as the "Event Price"). If the Company elects to repurchase Preferred Stock pursuant to the preceding sentence, the Company shall pay the aggregate repurchase price to each Holder no later than the eighth Trading Day following the date of delivery of the Event Notice, and upon receipt thereof such Holder shall deliver original certificates evidencing the shares of Preferred Stock and Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).

          c. Upon the occurrence of any Bankruptcy Event, the Company shall immediately be obligated, without any further action by any Holder, to repurchase all outstanding shares of Preferred Stock and all such

     Underlying Shares at the Event Price pursuant to the preceding paragraph as if each Holder had delivered an Event Notice immediately prior to the occurrence of such Bankruptcy Event.

          d. In connection with any Event of Default, the Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

     12. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of Preferred Stock then outstanding: (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, (e) incur, create, assume, guarantee or suffer to exist any indebtedness in addition to the Permitted Senior Indebtedness or (f) enter into any agreement with respect to the foregoing.

     13. Charges, Taxes and Expenses. Issuance of certificates for shares of Preferred Stock and for Underlying Shares issued on conversion of (or otherwise in respect of) the Preferred Stock shall be made without charge to the Holders for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Common Stock or Preferred Stock in a name other than that of the Holder. The
Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Preferred Stock or receiving Underlying Shares in respect of the Preferred Stock.

     14. Replacement Certificates. If any certificate evidencing Preferred Stock or Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     15. Reservation of Underlying Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) all outstanding Preferred Stock (taking into account the adjustments of Section 16), free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     16. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 16.

          (a) Stock Dividends and Splits. If the Company, at any time while Preferred Stock is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (other than regular dividends on the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
     (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

          (b) Pro Rata Distributions. If the Company, at any time while Preferred Stock is outstanding, distributes to all holders of Common Stock
     (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of any Holder delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Underlying Shares for which such Holder's Preferred Stock could have been converted immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any conversion of Preferred Stock that occurs after such record date, such Holder shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Underlying Shares had the Holder been the record holder of such Underlying Shares immediately prior to such record date. In the event that the Distributed Property is not the same for each share of Common Stock, the Holder will be entitled to choose any type of Distributed Property that any holder of Common Stock is entitled to receive in such distribution.

          (c) Fundamental Transactions. If, at any time while Preferred Stock is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of Preferred Stock, each Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). In the event that more than one type of Alternate Consideration is to be received by holders of Common Stock in a Fundamental Transaction, the Holders will be entitled to choose any type of Alternate Consideration that any holder of Common Stock is entitled to receive in such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new series of preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d) Subsequent Equity Sales.

               i.  If,  at  any  time  while  shares  of  Preferred   Stock  are
          outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective price per share of Common Stock (the "Effective Price") less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the product of (A) the Conversion Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Conversion Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment to the Conversion Price pursuant to this paragraph, the Conversion Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith.

               ii. If, at any time while shares of Preferred Stock are outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

               iii. Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of: (A) the issuance of Common
          Stock upon exercise or conversion of any Common Stock Equivalents described in Schedule 3.1(g) to the Purchase Agreement (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule),
          (B) any grant of options to employees, officers or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (C) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and (D) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

          (e) Calculations. All calculations under this Section 16 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 16, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to each Holder and to the Company's Transfer Agent.

          (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to each Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that each Holder is given the practical opportunity to convert its Preferred Stock prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     17 Limitation on Conversion. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by any Holder upon any conversion of Preferred Stock (or otherwise in respect of the Preferred Stock) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Conversion Notice by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares requested in such Conversion Notice is permitted under this paragraph. By written notice to the Company, any Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to such Holder and not to any other Holder.

     18 Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of Preferred Stock. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of Preferred Stock, the Company shall pay an amount in cash equal to the average of the Closing Prices of the Common Stock for the five Trading Days immediately prior to (but not including) the Conversion Date multiplied by such fraction; provided that, unless a Holder requests otherwise, no payment shall be required to a Holder pursuant to this sentence until the aggregate amount payable to such Holder in connection with such conversion (together with unpaid amounts from prior conversions) exceeds $1,000, at which time all previously deferred payments shall be made.

     19 Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as specified in the Purchase Agreement or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     20 Miscellaneous.

          (a) The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

          (b) No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.


      [Remainder of page intentionally left blank. Signature page follows.]

     In Witness Whereof, Applied Films Corporation has caused this Certificate of Designation to be signed by its President and Chief Executive Officer this 16th day of January, 2001, who affirms that the statements made herein are true and correct.



                                           /s/ Thomas T. Edman
                                           Thomas T. Edman
                                           President and Chief Executive Officer






::ODMA\PCDOCS\GRR\523641\3

                                                                       EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Applied Films Corporation Series A Convertible Preferred Stock indicated below into shares of common stock, no par value per share (the "Common Stock"), of Applied Films Corporation, a Colorado corporation (the "Company"), according to the conditions hereof, as of the date written below.


                             ___________________________________________________
                             Date to Effect Conversion

                             ___________________________________________________
                             Number of shares of Preferred Stock owned prior to Conversion

                             ___________________________________________________
                             Number of shares of Preferred Stock to be Converted

                             ___________________________________________________
                             Stated Value of shares of Preferred Stock to be Converted

                             ___________________________________________________
                             Number of shares of Common Stock to be Issued

                             ___________________________________________________
                             Applicable Conversion Price

                             ___________________________________________________
                             Number of shares of Preferred Stock subsequent to Conversion

                             ___________________________________________________
                             Name of Holder

                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

                                                                       EXHIBIT B

THIS  DEBENTURE  HAS NOT  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


No. [ ]                                                                    $[  ]

                            APPLIED FILMS CORPORATION
                         CONVERTIBLE DEBENTURE DUE 2004

     THIS DEBENTURE is one of a series of duly authorized and issued debentures of Applied Films Corporation, a Colorado corporation (the "Company"), designated as its Convertible Debentures due 2004, in the aggregate principal amount of $10,000,000 (the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to [ ] or its registered assigns (the "Holder"), the principal sum of [ ] ($ ), on [January [], 2004] (the "Maturity Date"), or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions.

     1. Definitions. In addition to the terms defined elsewhere in this Debenture, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the certificate of designations, dated January 16, 2001, governing the rights and privileges of the Company's Series A
Convertible Preferred Stock (the "Certificate of Designation"), and (b) the following terms have the meanings indicated:

          "Amended Conversion Price" means the average of the ten Closing Prices immediately preceding an Annual Put Date or a Special Put Date, as applicable under Section 7(d) below.

          "Conversion Price" means $19.75, subject to adjustment as set forth herein.

          "Equity Conditions" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder pursuant to an effective Underlying Shares Registration Statement or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market; (iv) such issuance would be permitted in full without violating Section 14 hereof or the rules or regulations of any Trading Market; and (v) the Company is not in default with respect to any material obligation hereunder or under any other Transaction Document.

          "Event Equity Value" means, in connection with any required payment following an Event Notice hereunder, the average of the Closing Prices for the five Trading Days preceding either (a) the date of delivery of the Event Notice or (b) the date on which such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater.

          "Original Issue Date" means the date of the first issuance of any Debentures, regardless of the number of transfers of any particular Debenture.

     2. Interest.

          (a) The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 5% per annum, payable quarterly in arrears on each March 31, June 30, September 30 and December 31, except if such date is not a Trading Day, in which case such interest shall be payable on the next succeeding Trading Day (each, an "Interest Payment Date"). Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date.

          (b) Subject to the conditions and limitations set forth below, the Company may pay interest on this Debenture (i) in cash or (ii) by adding the amount of the interest to the principal amount outstanding under this Debenture. The Company must deliver written notice to the Holder indicating the manner in which it intends to pay interest at least ten Trading Days prior to each Interest Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Interest Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to pay interest by adding the amount of the interest to the principal amount outstanding under this Debenture. All interest payable on the Debentures on any Interest Payment Date must be paid in the same manner.

          (c) Except as otherwise provided herein, if at any time the Company pays less than the total amount of required interest on any Interest Payment Date, then such payment shall be distributed ratably among the holders of the Debentures based upon the principal amount of Debentures held by each such holder.

          (d) Notwithstanding anything to the contrary contained herein, the Company may not pay interest by adding the amount of the interest to the principal amount outstanding under this Debenture unless, at such time, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of the outstanding Preferred Stock (after giving effect to such addition to the principal amount outstanding under this Debenture).

          (e) So long as any Debentures are outstanding, (i) neither the Company nor any Subsidiary shall, directly or indirectly, redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Company shall not pay or declare any dividend or make any distribution on any capital stock, except stock dividends on the Common Stock payable in additional shares of Common Stock and dividends due and paid in the ordinary course on preferred stock of the Company at such times as the Company is in compliance with its payment and other obligations hereunder.

     3. Registration of Debentures. The Company shall register the Debentures upon records to be maintained by the Company for that purpose (the "Debenture Register") in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this Debenture as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary.

     4. Registration of Transfers and Exchanges. The Company shall register the transfer of any portion of this Debenture in the Debenture Register upon surrender of this Debenture to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new debenture, in substantially the form of this Debenture (any such new debenture, a "New Debenture"), evidencing the portion of this Debenture so transferred shall be issued to the transferee and a New Debenture evidencing the remaining portion of this Debenture not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Debenture by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Debenture. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

     5. Conversion.

          (a) Conversion at Option of Holder. At the option of the Holder, all or any portion of this Debenture may be converted into Common Stock based on the then-applicable Conversion Price. A Holder may convert this Debenture into Common Stock pursuant to this paragraph at any time and from time to time after the Original Issue Date, by delivering to the Company a conversion notice (a "Conversion Notice"), in the form attached hereto, appropriately completed and duly signed, and the date any such Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is a "Holder Conversion Date."

          (b) Conversion at Option of Company. If, at any time after the Effective Date, the Closing Price for 30 consecutive Trading Days exceeds 135% of the Conversion Price applicable on each such day, the Company may require the Holder to convert all or a portion of this Debenture into Common Stock based on the then-applicable Conversion Price. The Company may require a conversion pursuant to this paragraph by delivering irrevocable written notice of such election to the Holder, and the tenth Trading Day after the date any such notice is delivered to the Holder (as determined in accordance with the notice provisions hereof) will be the "Company Conversion Date" for such required conversion. Notwithstanding the foregoing, the Company may not require any conversion under this paragraph (and any notice thereof will be void), unless (i) the Company requires conversion under the corresponding provisions of all outstanding Debentures and (ii) from the beginning of such period of 30 consecutive Trading Days through the Company Conversion Date, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Debentures. "Conversion Date" shall refer to either a Holder Conversion Date or a Company Conversion Date, as applicable.

     6. Mechanics of Conversion.

          (a) The number of Underlying Shares issuable upon any conversion hereunder shall equal (i) the outstanding principal amount of this Debenture to be converted, divided by the Conversion Price on the Conversion Date, plus (ii) the amount of any accrued but unpaid interest on this Debenture through the Conversion Date, divided by the Conversion Price on the Conversion Date; provided that, if the Company has a valid election in force on the Conversion Date to pay interest in cash, then clause (ii) of this paragraph shall not be included in calculating the number of Underlying Shares issuable upon such conversion.

          (b) Upon conversion of this Debenture, the Company shall promptly (but in no event later than three Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate
     (i) a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends unless a registration statement covering the resale of the Underlying Shares and naming the Holder as a selling stockholder thereunder is not then effective and such Underlying Shares are not then freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, and (ii) a bank check in the amount of all accrued and unpaid interest on principal amount of the Debenture so converted (if the Company has elected or is required to pay such accrued interest in cash). Within three Trading Days after receipt thereof, the Holder will deliver the original Debenture so converted to the Company, unless the Holder is awaiting receipt of a New Debenture from the Company pursuant to another provision hereof. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its best efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (c) If the Holder is converting less than all of the principal amount of this Debenture in connection with such conversion, or if such conversion cannot be effected in full for any reason, the Company shall promptly deliver to the Holder a New Debenture representing the outstanding principal amount not converted.

          (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares.

     7. Repurchase Options.

          (a) Company's Option. Subject to the provisions of this Section, from and after the Original Issue Date, the Company shall have the right, upon 30 Trading Days' irrevocable notice (a "Company Repurchase Notice") to the Holder, to repurchase all or any portion of the principal amount of this Debenture (as to which no Conversion Notice has been delivered), at a price equal to 114% of the outstanding principal amount hereof plus all accrued but unpaid interest thereon to the date of payment (the "Company Repurchase Price"). The Company Repurchase Notice will specify the effective date of the repurchase under this paragraph, which must be a Trading Day at least 30 Trading Days after the date such notice is delivered (the "Company Repurchase Date"), and the entire Company Repurchase Price shall be paid in cash by the next Trading Day after the Company Repurchase Date. Upon receipt of such payment, the Holder will deliver the original Debenture so repurchased to the Company, unless such Holder is awaiting receipt of a New Debenture from the Company pursuant to another provision hereof. At any time on or prior to the Company Repurchase Date, the Holder may convert all or any portion of this Debenture into Common Stock, and the Company shall honor any such conversion in accordance with the terms hereof. Notwithstanding the foregoing, the Company may only deliver a Company Repurchase Notice and complete such optional repurchase if, on the date of the Company Repurchase Notice and from such date through the Company Repurchase Date, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Debentures.

          If the Company fails to pay the Company Repurchase Price in full by the next Trading Day after the Company Repurchase Date, then, in addition to any other remedies available to the Holder under the Transaction Documents, (1) the Company shall thereafter have no further right under this Section to repurchase any portion of this Debenture, and (2) the Holder shall have the right (by notice to the Company) to declare the Company Repurchase Notice to be void ab initio.

          (b) Holder's Annual Put Option. Each of the first and second anniversaries of the Original Issue Date shall constitute an "Annual Put Date" hereunder. On each Annual Put Date, the Holder shall have the right, in its sole discretion, to require the Company to repurchase all or any portion of the then outstanding principal amount of this Debenture by delivering to the Company on or prior to such Annual Put Date a written notice specifying the principal amount to be repurchased (an "Annual Put Notice"). The price applicable to any repurchase under this paragraph (the "Annual Put Price") shall equal 114% of the outstanding principal amount to be repurchased, plus all accrued but unpaid interest thereon to the date of payment. Subject to Section 7(d) below, the Company shall pay the aggregate Annual Put Price to the Holder in immediately available funds (free of any claim of subordination except pursuant to the Subordination Agreement) no later than the tenth Trading Day following the applicable Annual Put Date, and upon receipt thereof the Holder will deliver the original Debenture so repurchased to the Company, unless the Holder is awaiting receipt of a New Debenture from the Company pursuant to another provision hereof.

          (c) Holder's Special Put Option. If, at any time after the six month anniversary of the Closing Date, the Company's equity market capitalization (defined as the aggregate number of shares of Common Stock outstanding times the Closing Price) is less than $50 million for 20 consecutive Trading Days, then the Holder shall have the right, in its sole discretion, to require the Company to repurchase all or any portion of the then outstanding principal amount of this Debenture by delivering to the Company a written notice specifying the principal amount to be repurchased (a "Special Put Notice"), and the date on which such notice is delivered is referred to as the Special Put Date. The price applicable to any repurchase under this paragraph (the "Special Put Price") shall equal 114% of the outstanding principal amount to be repurchased, plus all accrued but unpaid interest thereon to the date of payment. Subject to Section 7(d) below, the Company shall pay the aggregate Special Put Price to the Holder in immediately available funds (free of any claim of subordination except pursuant to the Subordination Agreement) no later than the tenth Trading Day following the Special Put Date, and upon receipt thereof the Holder will deliver the original

     Debenture so repurchased to the Company, unless the Holder is awaiting receipt of a New Debenture from the Company pursuant to another provision hereof.

          (d) Maximum Cash Amount. Notwithstanding the foregoing, the Company may, from time to time, deliver a written notice to the Holder (a "Put Payment Notice"), indicating therein its intention not to pay in excess of a maximum dollar amount in cash as part of any subsequent Annual Put Price or Special Put Price (the "Maximum Cash Amount"). A Put Payment Notice will be effective as to any Annual Put Date or Special Put Date occurring more than 20 Trading Days after delivery of such Put Payment Notice and will remain in effect thereafter until revised, and the same Put Payment Notice must be in effect at all times for all outstanding Debentures. If a Put Payment Notice is in effect with respect to any Annual Put Date or Special Put Date for which an Annual Put Notice or Special Put Notice is delivered for all or a portion of the Debenture (the "Subject Portion"), then (A) the Company shall pay the Annual Put Price or Special Put Price applicable thereto up to the Maximum Cash Amount and, in exchange therefor, will repurchase a corresponding percentage of the Subject Portion, and (B) the Company will not be required to repurchase the remaining part of the Subject Portion (the "Remaining Portion"), but instead (i) the Conversion Price applicable to such Remaining Portion will be reduced, effective on such Annual Put Date or Special Put Date, to equal the Amended Conversion Price and (ii) the Annual Put Notice or Special Put Notice will be deemed to constitute a Conversion Notice under Section 5(a) with respect to the Remaining Portion. If the Company fails to pay the cash portion of the Annual Put Price or the Special Put Price in full when due hereunder, then, in addition to any other remedies available to the Holder under the Transaction Documents, the Holder shall have the right (by notice to the Company) to rescind the applicable Annual Put Notice or Special Put Notice.

     8. Events of Default.

          (a) "Event of Default" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               (i) any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Debentures, as and when the same becomes due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

               (ii) the Company or any Subsidiary defaults in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $750,000, whether such indebtedness now exists or is hereafter created, and such default results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

               (iii) any Triggering Event.

          (b) At any time following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an "Event Notice"), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Debenture, at a repurchase price equal to the greater of (A) 114% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, or (B) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount and all such accrued but unpaid interest thereon, and
     (ii) any Underlying Shares issued to such Holder upon conversion of Debentures during the 30 calendar days preceding such Event of Default, at a price per share equal to the Event Equity Value of such Underlying Shares. The aggregate amount payable pursuant to the preceding sentence is referred to as the "Event Price." The Company shall pay the aggregate Event Price to the Holder no later than the eighth Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver the original Debenture and original certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such documents have been delivered to the Holder).

          (c) Upon the  occurrence  of any  Bankruptcy  Event,  all  outstanding principal and accrued but unpaid interest on this Debenture shall immediately become due and payable in full in cash, without any further action by the Holder, and the Company shall immediately be obligated to repurchase this Debenture and all such Underlying Shares at the Event Price pursuant to the preceding paragraph as if the Holder had delivered an Event Notice immediately prior to the occurrence of such Bankruptcy Event.

          (d) In connection with any Event of Default, the Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

     9. Ranking. This Debenture ranks pari passu with all other Debentures now or hereafter issued pursuant to the Transaction Documents. Except for the Permitted Senior Indebtedness described in Schedule 3.1(z) of the Purchase Agreement, no indebtedness of the Company is senior to this Debenture in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to the Company's obligations under the Debentures, other than the Permitted Senior Indebtedness or any extension, renewal or refinancing thereof, indebtedness secured by purchase money security interests (which will be senior only as to the underlying assets covered thereby) and indebtedness under capital lease obligations (which will be senior only as to the assets covered thereby).

     10. Charges, Taxes and Expenses. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Debenture shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Debentures in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Debenture or receiving Underlying Shares in respect hereof.

     11. Replacement of Debentures. If this Debenture or any certificate evidencing Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution therefor, a new certificate or a New Debenture, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a new certificate or a New Debenture under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     12. Reservation of Underlying Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Debenture (taking into account the adjustments of Section 13), free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     13. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 13.

          (a) Stock Dividends and Splits. If the Company, at any time while this Debenture is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Price (or other price) is calculated hereunder, then the calculation of such Conversion Price (or other price) shall be adjusted appropriately to reflect such event.

          (b) Pro Rata Distributions. If the Company, at any time while this Debenture is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of the Holder delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to the Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Debenture could have been converted immediately prior to such record date. If such Distributed Property is not delivered to the Holder pursuant to the preceding sentence, then upon any conversion of this Debenture that occurs after such record date, the Holder shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Holder would have been entitled to receive in respect of such number of Underlying Shares had the Holder been the record holder of such Underlying Shares immediately prior to such record date. In the event that the Distributed Property is not the same for each share of Common Stock, the Holder will be entitled to choose any type of Distributed Property that any holder of Common Stock is entitled to receive in such distribution

          (c) Fundamental Transactions. If, at any time while this Debenture is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). In the event that more than one type of Alternate Consideration is to be received by holders of Common Stock in a Fundamental Transaction, the Holder will be entitled to choose any type of Alternate Consideration that any holder of Common Stock is entitled to receive in such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d) Subsequent Equity Sales.

               (i) If, at any time while this Debenture is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective price per share of Common Stock (the "Effective Price") less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the product of (A) the Conversion Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of
          (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Conversion Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock
          Equivalents the issuance of which resulted in an adjustment to the Conversion Price pursuant to this paragraph, the Conversion Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith.

               (ii) If, at any time while this Debenture is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

               (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of (A) the issuance of Common Stock upon exercise or conversion of any Common Stock Equivalents described in Schedule 3.1(g) to the Purchase Agreement (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule),
          (B) any grant of options to employees, officers or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (C) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and (D) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

               (e) Calculations. All calculations under this Section 13 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 13, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

               (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Debenture prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     14. Limitation on Conversion. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of this Debenture (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Conversion Notice by the Holder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares requested in such Conversion Notice is permitted under this paragraph. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Debentures.

     15. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Debenture. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Debenture, the Company shall pay an amount in cash equal to the average of the Closing Prices of the Common Stock for the five Trading Days immediately prior to (but not including) the Conversion Date multiplied by such fraction; provided that, unless the Holder requests otherwise, no payment shall be required to the Holder pursuant to this sentence until the aggregate amount payable to the Holder in connection with such conversion (together with unpaid amounts from prior conversions) exceeds $1,000, at which time all previously deferred payments shall be made.

     16. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading

Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as specified in the Purchase Agreement or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     17 Miscellaneous.

          (a) So long as any principal amount is outstanding under the Debentures, the Company shall not, without the affirmative vote of the Holders of a majority in interest of the principal amount of Debentures then outstanding, incur, create, assume, guarantee or suffer to exist any indebtedness in addition to the Permitted Senior Indebtedness.

          (b) This Debenture shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Debenture may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (c) Subject to Section 17(a), above, nothing in this Debenture shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Debenture. This Debenture shall inure to the sole and exclusive benefit of the Company and the Holder.

          (d) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (e) The headings herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

          (f) In case any one or more of the provisions of this Debenture shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Debenture shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Debenture.

          (g) No provision of this Debenture may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, or, in the case of a waiver, by the Holder. No waiver of any default with respect to any provision, condition or requirement of this Debenture shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.


                                            APPLIED FILMS CORPORATION


                                            By:     ____________________________
                                            Name:   ____________________________
                                            Title:  ____________________________

                            FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Debenture)

The undersigned hereby elects to convert the specified principal amount of Convertible Debentures (the "Debentures") into shares of common stock, no par value (the "Common Stock"), of Applied Films Corporation, a Colorado corporation (the "Company"), according to the conditions hereof, as of the date written below.


                                 ______________________________________________
                                 Date to Effect Conversion

                                 ______________________________________________
                                 Principal amount of Debentures owned prior to conversion

                                 ______________________________________________
                                 Principal amount of Debentures to be Converted

                                 ______________________________________________
                                 Number of shares of Common Stock to be Issued

                                 ______________________________________________
                                 Applicable Conversion Price

                                 _______________________________________________
                                 Principal amount of Debentures owned subsequent to Conversion

                                 _______________________________________________
                                 Name of Holder

                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

                                                                     Exhibit 4.1


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION.

CERTIFICATE NO. _______                                    NO. OF SHARES: ______


                            Applied Films Corporation
                             A Colorado Corporation

                      Series A Convertible Preferred Stock

          Shares of Preferred Stock Authorized: 1,000,000 No Par Value

     This certifies that _______________________ is the Owner of _______________
full paid and non-assessable Shares of Series A Convertible Preferred Stock of APPLIED FILMS CORPORATION, transferrable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish to the Owner information regarding the designations, preferences, limitations, and relative rights applicable to the Series A Convertible Preferred Stock, the variations in preferences, limitations, and rights determined for the Series A Convertible Preferred Stock, and the authority of the board of directors to determine variations for future classes or series on request of the Owner and without charge.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers this ______ day of January, 2001.


___________________________________          ___________________________________
Lawrence D. Firestone, Secretary             Thomas T. Edman, President

                                                                    Exhibit 10.1

                                                                  Execution Copy


                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of January 16, 2001 among Applied Films Corporation, a Colorado corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act"), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

          "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and convertible Securities, assuming that (a) any previously unconverted Shares are held until the third anniversary of the Closing Date, and all accrued dividends are added to the Stated Value (as defined in the Certificate of Designation), (b) all other obligations of the Company that may be paid in Common Stock are paid in Common Stock, and (c) the Closing Price at all times on and after the date of determination equals 100% of the average actual Closing Prices for the five Trading Days immediately prior to the date of determination.

          "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          "Bankruptcy Event" means any of the following events: (a) the Company or any material Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any material

     Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any material Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any material Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any material Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any material Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any material Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any material Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

          "Certificate of Designation" means the Certificate of Designation incorporating the rights, preferences and privileges of the Shares as set forth in Exhibit A, and which shall be filed prior to the Closing Date by the Company with the Secretary of State of Colorado

          "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests in of the surviving entity or acquirer of such assets, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

          "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

          "Closing Date" means the date of the Closing.

          "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority-in-interest of the Purchasers.

          "Closing Warrant" means a Common Stock purchase warrant, in the form of Exhibit B.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the common stock of the Company, no par value.

          "Company Counsel" means Varnum, Riddering, Schmidt & Howlett LLP, counsel to the Company.

          "Effective Date" means the date that an Underlying Shares Registration Statement is declared effective by the Commission.

          "Eligible Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Liquidated  Damages"  means  any  liquidated  damages  payable  under
     Section 4.1(c) of this Agreement or under Section 2(c) of the Registration Rights Agreement.

          "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Purchaser Counsel" means Robinson Silverman Pearce Aronsohn & Berman, counsel to the Purchasers.

          "Registration   Rights   Agreement"  means  the  Registration   Rights
     Agreement, dated on or around the Closing Date, among the Company and the Purchasers, in the form of Exhibit C.

          "Required Effectiveness Date" means the date on which an Underlying Shares Registration Statement is required to become effective pursuant to the Registration Rights Agreement.

          "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the

     Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and convertible Securities, assuming that (a) any previously unconverted Shares are held until the third anniversary of the Closing Date or, if earlier, until maturity, and all accrued dividends are added to the Stated Value, (b) all other obligations of the Company that may be paid in Common Stock are paid in Common Stock, and (c) the Closing Price at all times on and after the date of determination equals 50% of the average actual Closing Prices for the five Trading Days immediately prior to the date of determination.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Shares" means the Company's Series A Convertible Preferred Stock, no par value, issued or issuable to the Purchasers in accordance with this Agreement.

          "Securities" means the Shares, the Warrants and the Underlying Shares.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Series B Preferred Stock" means the Company's 12% Series B Cumulative Preferred Stock, having the rights and preferences set forth as Exhibit G.

          "Subordination Agreement" means the Subordination Agreement dated the date hereof, between the Company, Bank One, Michigan and the Purchaser set forth as Exhibit F.

          "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

          "Trading Day" means (a) any day on which the Common Stock is traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted on any national securities exchange, market or trading or quotation facility, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

          "Trading Market" means the Nasdaq National Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

          "Transaction Documents" means this Agreement, the Certificate of Designation, the Securities, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents, agreements or securities executed in connection with the transactions contemplated hereunder, including the Debentures (as defined in the Certificate of Designation).

          "Transfer Agent Instructions" means instructions to the Company's transfer agent, in the form of Exhibit D.

          "Triggering Event" means any of the following events: (a) the occurrence of a Change of Control of the Company, provided, however, that a Change of Control will not be treated as a Triggering Event if the Change of Control is caused by one or more Holders acquiring control of the Company or as a result of the Special Put Option or other rights of the Holders under the Preferred Stock; (b) immediately prior to any Bankruptcy Event; (c) five Trading Days prior to the proposed consummation with respect to the Company of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act (or, if necessary, such earlier date as the Company shall determine in good faith to be required in order for a Purchaser to be able to participate in such transaction), it being agreed that each Purchaser will receive actual notice of the 13e-3 Statement filed with the Commission; (d) for any period of three consecutive Trading Days, the Common Stock fails to be listed or quoted for trading or is suspended from trading on an Eligible Market or there is no closing bid price on an Eligible Market; (e) after the Effective Date, a holder of Registrable Securities (as defined in the Registration Rights Agreement) is not permitted to sell Registrable Securities under the Underlying Shares Registration Statement for any reason for five or more Trading Days (whether or not consecutive), provided, that such five Trading Day period shall be extended by a number of days equal to the number of days during which a Blocking Notice (as defined in the Registration Rights Agreement) which has been delivered pursuant to and in accordance with Section 2(d) of the Registration Rights Agreement, remains in effect; (f) the Underlying Shares Registration Statement is not declared effective by the Commission by the 60th day following the Required Effectiveness Date; (g) the Company fails for any reason to deliver certificates to a Purchaser within five Trading Days after delivery of such certificates is required pursuant to any Transaction Document; (h) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise or conversion of outstanding Securities; (i) the exercise or conversion rights of the Purchasers pursuant to the Transaction Documents are suspended for any reason; (j) an Event (as defined in the Registration Rights Agreement) occurs and remains uncured for 60 days (excluding any Event that is specifically covered by another subsection of this paragraph); or (k) the Company defaults in the timely performance of any obligation under the Transaction Documents and such default continues uncured for a period of ten days after the date on which notice of such default is first given to the Company by a Purchaser (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within five Trading Days). Notwithstanding anything herein to the contrary, events described in clauses (e) and (f) above shall not constitute a Triggering Event as to any Purchaser at any time unless, at such time, such Purchaser (i) owns Underlying Shares, or (ii) has the right, or will have the right within 30 days, to acquire Underlying Shares through conversion or exercise of other Securities at a conversion or exercise price that is less than the most recent Closing Price.

          "Underlying Shares" means the shares of Common Stock or other securities issuable upon conversion of the Shares (assuming all dividends are added to the accrued Stated Value), upon exercise of the Warrants and in satisfaction of any other obligation of the Company to issue shares of Common Stock or other securities pursuant to the Transaction Documents.

          "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers.

          "Warrants" means (i) all of the Closing Warrants, and (ii) the Closing Warrants issued to RAM Capital Resources in connection with this deal.

                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Shares and the Closing Warrants for an aggregate purchase price of $10,000,000. The Closing shall take place at the offices of Purchaser Counsel immediately following the execution hereof, or at such other location or time as the parties may agree.

     2.2 Closing Deliveries.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) a stock certificate registered in the name of such Purchaser, representing a number of Shares equal to the quotient obtained by dividing the purchase price indicated below such Purchaser's name on the signature page to this Agreement by 10,000;

               (ii) a Closing Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

               (iii) the legal opinion of Company Counsel, in the form of Exhibit E, executed by such counsel and delivered to the Purchasers;

               (iv) a Registration Rights Agreement duly executed by the Company;

               (v) Transfer Agent Instructions executed by the Company and delivered to and acknowledged by Computer Share, the Company's transfer agent; and

               (vi) a copy of the Certificate of Designation marked as filed with the Secretary of State of Colorado.

          (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

               (ii) a Registration Rights Agreement duly executed by such Purchaser.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

          (a) Subsidiaries. The Company has no subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Secretary of State of Colorado, (ii) the filings required under Section 4.8, (iii) the filing with the Commission of the Underlying Shares Registration Statement, (iv) the application(s) to each Trading Market for the listing of the Securities (including the Underlying Shares) for trading thereon in the time and manner required thereby, (v) applicable Blue Sky filings, and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

          (f) Issuance of the Securities. The Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of

     Common Stock for issuance of the Securities (including the Underlying Shares) at least equal to the Required Minimum on the date hereof.

          (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
     Schedule 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in
     Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in Schedule 3.1(g), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

          (h) SEC Reports; Financial Statements. Except as set forth in Schedule 3.1(h), the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section
     13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement and the Confidential Offering Memorandum dated January 2, 2001, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Reports as required under the Exchange Act.

          (i) Material Changes. Except as set forth in Schedule 3.1(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

          (j) Litigation. Except as set forth in Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company does not expect to make any such request prior to the Required Effectiveness Date. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. No strike, work stoppage, slow down or other material labor problem exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company or the Subsidiaries.

          (k) Compliance. Except as set forth in Schedule 3.1(k), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (m) Title to Assets. Except as set forth in Schedule 3.1(m), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (p) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (q) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

          (s) Certain Fees. Except as described in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (t) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including without limitation under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (u) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (v) Registration Rights. Except as described in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (w) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (x) Disclosure. Except as set forth in Schedule 3.1(x), the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement and the Confidential Offering Memorandum, dated January 12, 2001, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

          (y) Seniority. No class of equity securities of the Company is senior to the Shares in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise. Schedule 3.1(y) ("Permitted Senior Indebtedness") sets forth the entire and complete borrowed money indebtedness of the Company on the Closing Date.

     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Shares, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense  that is  necessary to make an informed  investment  decision  with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (f) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (g) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an Affiliate of such Purchaser and an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the Securities:

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     None of the Securities (including the Underlying Shares) shall contain the legend set forth above nor any other legend (i) while an Underlying Shares Registration Statement is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144 or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(b), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities (including Underlying Shares) issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

          (c) If the Company fails to deliver or cause to be delivered to any Purchaser a certificate representing any Securities by the third Trading Day after the date on which delivery of such certificate is required by any Transaction Document, the Company shall pay to such Purchaser, in cash, as liquidated damages and not as a penalty, $5,000 for each day after such third Trading Day until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (d) In addition to any other rights available to a Purchaser, if the Company fails to deliver to such Purchaser a certificate representing Common Stock by the third Trading Day after the date on which delivery of such certificate is required by any Transaction Document, and if after such third Trading Day such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares that the Purchaser anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after such Purchaser's request and in such Purchaser's discretion, either (i) pay cash to such Purchaser in an amount equal to such Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Common Stock and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times
     (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

     4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Securities (including the Underlying Shares) pursuant to the Transaction Documents is unconditional and absolute, regardless of the effect of any such dilution.

     4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.5 Reservation and Listing of Securities.

          (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

          (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock (the "Remaining Authorized Shares") is less than 125% of (i) the Actual Minimum on such date, minus
     (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use its best efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c) If, at the time any Purchaser requests an exercise or conversion of any Securities, the Actual Minimum minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents exceeds the Remaining Authorized Shares, then the Company shall issue to the Purchaser requesting such exercise or conversion a number of Underlying Shares equal to such Purchaser's pro-rata portion of the Remaining Authorized Shares (based on such Purchaser's share of the aggregate purchase price paid hereunder and considering any Underlying Shares previously issued to such Purchaser), and the remainder of the Underlying Shares issuable in connection with such exercise or conversion shall constitute "Excess Shares" pursuant to Section 4.5(g) below.

          (d) The Company shall (i) in the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the greater of (A) the Required Minimum on the Closing Date and (B) the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on each such Trading Market or another Eligible Market.

          (e) If, on any date, the number of shares of Common Stock previously listed on a Trading Market is less than 125% of the Actual Minimum on such date, then the Company shall take the necessary actions to list on such Trading Market, as soon as reasonably possible, a number of shares of Common Stock at least equal to the Required Minimum on such date; provided that the Company will not be required at any time to list a number of shares of Common Stock greater than the maximum number of shares of Common Stock that could possibly be issued pursuant to the Transaction Documents.

          (f) If the Trading Market is the Nasdaq National Market or the Nasdaq SmallCap Market, then the maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the Closing Price on the Trading Day immediately preceding the Closing Date equals 1,350,375 shares (the "Issuable Maximum"), unless the Company obtains shareholder approval in accordance with the rules and regulations of such Trading Market. If, at the time any Purchaser requests an exercise or conversion of any Securities, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Closing Price on the Trading Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), then the Company shall issue to the Purchaser requesting such exercise or conversion a number of Underlying Shares of Common Stock equal to such Purchaser's pro-rata portion of the Issuable Maximum (based on such Purchaser's share of the aggregate purchase price paid hereunder and considering any Underlying Shares previously issued to such Purchaser), and the remainder of the Underlying Shares issuable in connection with such exercise or conversion shall constitute "Excess Shares" pursuant to Section 4.5(g) below.

          (g) Any Purchaser whose receipt of Excess Shares upon exercise or conversion of Securities would be restricted or impaired due to the number of Remaining Authorized Shares or the Issuable Maximum shall have the option, by notice to the Company, to require the Company to either: (i) use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is possible, but in any event not later than the 60th day after such notice, or (ii) within five Trading Days after such notice, issue to such Purchaser shares of Series B Preferred Stock with the aggregate Stated Value equal to the number of Excess Shares times the average Closing Price over the five Trading Days immediately prior to the date of such notice or, if greater, the five Trading Days immediately prior to the date of payment (the "Excess Stated Value"); provided that, in lieu of issuing the shares of Series B Preferred Stock having the Stated Value equal to the Excess Stated Value, the Company may instead pay to such Purchaser the cash amount equal to such Excess Stated Value. If the exercising or converting Purchaser elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 60th day after such notice, then within three Trading Days after such 60th day, the Company shall issue shares of Series B Preferred Stock having the Stated Value equal to the Excess Stated Value to such Purchaser, provided that, in lieu of issuing the shares of Series B Preferred Stock with the Excess Stated Value, the Company may instead pay to such Purchaser the cash amount equal to such Excess Stated Value. If the Company issues the Series B Preferred Stock to any Purchaser for Excess Shares or pays cash in lieu thereof, such Purchaser shall have no remaining right under the Securities which were exercised or converted to obtain such Excess Shares.

     4.6 Conversion and Exercise Procedures. The Transfer Agent Instructions and Conversion Notice (as defined in the Certificate of Designation), set forth the totality of the procedures required to with respect to the conversion of the Shares. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to convert their Shares or exercise their Warrants. The Company shall honor conversions of the Shares and exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

     4.7 Subsequent Placements.

          (a) From the date hereof until 90 Trading Days after the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable for Common Stock (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

          (b) The Company will not, directly or indirectly, effect any Subsequent Placement from the date hereof until 180 Trading Days after the Effective Date, unless (i) the Company delivers to each of the Purchasers a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the fifth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to so notify the Company of their willingness to participate in the full Subsequent Placement, the Company may effect such Subsequent Placement on the terms and to one or more of the Persons set forth in the Subsequent Placement Notice; provided that the Company must provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers will again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent
     Placement Notice within 30 Trading Days after the date of the initial Subsequent Placement Notice with the Person identified in the Subsequent Placement Notice. If the Purchasers indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the aggregate purchase price paid for the Securities under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

          (c) Except for (i) Registrable Securities, as defined in the Registration Rights Agreement, (ii) Common Stock permitted to be issued pursuant to Section 4.7(e), and (iii) the registration of securities issued in connection with that certain Share Purchase and Exchange Agreement dated as of October 18, 2000 between the Company and Unaxis Holding AG, as amended (the "Unaxis Agreement"), the Company shall not, until 90 Trading Days after the Effective Date, without the prior written consent of the Purchasers, (A) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (B) file a registration statement with the
     Commission   with  respect  to  any   securities  of  the  Company  or  the
     Subsidiaries.

          (d) The 90 and 180 Trading Day periods set forth in the foregoing paragraphs of this Section 4.7 shall be extended for (i) the number of Trading Days during such periods in which trading in the Common Stock is suspended by any Trading Market, and (ii) the number of Trading Days after the Effective Date during which (A) the Underlying Shares Registration

     Statement is not effective or (B) the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Registrable Securities thereunder.

          (e)  The  restrictions  contained  in  paragraphs  (a) and (b) of this
     Section 4.7 shall not apply to: (i) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and (iii) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

     4.8 Securities Laws Disclosure; Publicity. The Company shall (i) on the first Trading Day following the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) within ten Trading Days after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby, and (iii) timely file with the Commission a Form D promulgated under the Securities Act with respect to the transactions contemplated hereby and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

     4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for payment of the purchase price in connection with the transaction contemplated by the Unaxis Agreement and for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     4.10 Reimbursement. If any Purchaser or any Affiliate, officer, director, partner, controlling person, employee or agent of a Purchaser (a "Related
Person") becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will reimburse such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) incurred in connection therewith, as such expenses are incurred. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all losses, claims, damages, liabilities, costs and expenses (including legal costs and costs of investigation, preparation and travel) (collectively, "Losses"), as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach, excluding only Losses that result from such Purchaser's or Related Person's gross negligence or willful misconduct. The reimbursement and indemnification obligations of the Company under this paragraph shall survive any termination of this Agreement, shall be in addition to any liability that the Company may otherwise have, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

     4.11 [INTENTIONALLY DELETED]

     4.12 Shareholders Rights Plan. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any such plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

     4.13 Certain Trading Restrictions. Each Purchaser agrees that it will not enter into any Net Short Sales (as hereinafter defined). For purposes of this
Section 4.13, a "Net Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. Exclusively for purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchaser pursuant to this Section, shares of Common Stock beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by a Purchaser on any Trading Day (based on the Closing Price for such Trading Day and assuming the inapplicability of Section 17 of the Certificate of Designation, Section 11 of the Debentures (if applicable) and Section 11 of the Warrants) shall be deemed to be held long by such Purchaser.


                                    ARTICLE V
                                   CONDITIONS

     5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

          (b) Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a Material Adverse Effect; and

          (e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market.

     5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

          (b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing;

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;


                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Fees and  Expenses.  At the Closing,  the Company  shall  reimburse the
Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to the
Purchasers, in proportion to their respective purchase prices (or, at the Purchasers' election, directly to Purchaser Counsel), an aggregate of $30,000, or when such payment is received by the Purchaser Counsel from RAM Capital, the Company will have satisfied its obligation under the immediately preceding sentence. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities, except as otherwise set forth in the Warrant and Certificate of Designation.

     6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

       If to the Company:        Applied Films Corporation
                                 9586 I-25 Frontage Road
                                 Longmont, CO 80504
                                 Facsimile Number:(303) 774-3251
                                 Attention: Chief Financial Officer.

       With a copy to:           Varnum, Riddering, Schmidt & Howlett LLP
                                 Bridgewater Place
                                 P.O. Box 352
                                 Grand Rapids, MI 49501-0352
                                 Facsimile Number: (616) 336-7000
                                 Attention: Harvey Koning

       If to a Purchaser:        To the address set forth under such Purchaser's
                                 name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.10 and may enforce the provisions of such Section directly against the Company.

     6.8 Governing Law. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

     6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.13 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

     6.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                     APPLIED FILMS CORPORATION

                                     By: /s/ Thomas T. Edman
                                     Name:   Thomas T. Edman
                                     Title:  CEO






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                      MONTROSE INVESTMENTS LTD.


                      By:  /s/ Kevin O'Neal
                      Name:    Kevin O'Neal
                      Title:   Authorized Signatory



                      Aggregate Purchase Price
                      for Shares to be acquired:                 $6,000,000

                      Warrant Shares subject to Closing Warrant:     34,177

                      Address for Notice:

                      300 Crescent Court, Suite 700
                      Dallas, Texas 75201
                      Facsimile No.: 214-758-1207
                      Telephone No.: 214-758-6107
                      Attn: Jeff Estes and General Counsel

  With a copy to:     Robinson Silverman Pearce Aronsohn & Berman LLP
                      1290 Avenue of the Americas
                      New York, NY  10104
                      Facsimile No.:  (212) 541-4630 and (212) 541-1432
                      Attn:  Eric L. Cohen, Esq.

                      STRONG RIVER INVESTMENTS, INC.



                       By:  /s/ Kenneth L. Henderson
                            Kenneth L. Henderson, Attorney-in-Fact

                       Aggregate Purchase Price
                       for Shares to be acquired:                $4,000,000

                       Warrant Shares subject to Closing Warrant:    22,785


                       Address for Notice:

                       Strong River Investments, Inc.
                       c/o Gonzalez-Ruiz Aleman (BVI) Limited
                       Wickhams Cay I, Vanterpool Plaza
                       P.O. Box 873
                       Road Town, Tortolla, B.V.I.

                       With copies to:

                       Robinson Silverman Pearce Aronsohn & Berman LLP
                       1290 Avenue of the Americas
                       New York, NY  10104
                       Facsimile No.:  (212) 541-4630 and (212) 541-1432
                       Attn: Eric L. Cohen, Esq. and  Kenneth L. Henderson, Esq.

Exhibits:
A        Series A Preferred Stock Certificate of Designation
B        Form of Closing Warrant
C        Registration Rights Agreement
D        Transfer Agent Instructions
E        Opinion of Company Counsel
F        Subordination Agreement
G        Series B Preferred Stock Certificate of Designation


Schedules:

3.1(a)   Subsidiaries
3.1(g)   Capitalization
3.1(h)   SEC Reports; Financial Statements
3.1(i)   Material Changes
3.1(j)   Litigation
3.1(k)   Compliance
3.1(m)   Title to Assets
3.1(s)   Commissions
3.1(v)   Registration Rights
3.1(x)   Disclosure
3.1(y)   Permitted Senior Indebtedness



::ODMA\PCDOCS\GRR\531362\1

                                                                    Exhibit 10.2

                                                                  Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of January 16, 2001, among Applied Films Corporation, a Colorado corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

     WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Securities Purchase Agreement, dated as of January 16, 2001, among the Company and the Purchasers (the "Purchase Agreement");

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

     1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

          "Effective Date" means the date that an Underlying Shares Registration Statement is declared effective by the Commission.

          "Filing Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 75th day following the Closing Date, and, with respect to any additional Registration Statements that may be required pursuant to Section 3(c), the 75th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required under such Section.

          "Holder"  means  any  holder,   from  time  to  time,  of  Registrable
     Securities.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents.

          "Registration Statement" means the initial registration statement required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Required Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 135th day following the Closing Date, and, with respect to any additional Registration Statements that may be required pursuant to Section 3(c), the 60th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

          "Rule 415," "Rule 424" and "Rule 461" means Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Special Counsel" means one special counsel to the Holders. Unless the Holders notify the Company otherwise, the Special Counsel will be the Purchaser Counsel identified in the Purchase Agreement.

     2. Shelf Registration

          (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold in any calendar quarter pursuant to Rule 144(k) (the "Effectiveness Period"). The Company agrees that it will make such pre- and post-effective filings with the Commission as are necessary in order to convert the Registration Statement to a Registration Statement under Form S-3 promulgated under the Securities Act as soon as possible following the date, if any, on which the Company is eligible to utilize such form to register the resale of its securities.

          (b) The initial Registration Statement to be filed hereunder shall cover the sale by the Holders of at least the Required Minimum number of shares of Common Stock.

          (c) Each of the following shall constitute an "Event" hereunder:

               (i) a Registration Statement is not filed on or prior to its Filing Date or is filed without the Company affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof;

               (ii) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Trading Days after the Commission notifies the Company that such amendment is required in order for such Registration Statement to be declared effective, or the Company fails to respond as promptly as reasonably possible and in any event within ten Trading Days to any comments received from the Commission with respect to a Registration Statement or any amendment thereto;

               (iii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 within five days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review;

               (iv) a Registration Statement filed hereunder is not declared effective by the Commission on or prior to its Required Effectiveness Date; provided, that such circumstance will not constitute an "Event" as to any Holder at any time unless, at such time, such Holder (i) owns Underlying Shares, or (ii) has the right, or will have the right within 30 days, to acquire Underlying Shares through conversion or exercise of other Securities at a conversion or exercise price that is less than the most recent Closing Price;

               (v) after the Effective Date of a Registration Statement, a Holder is not permitted to sell Registrable Securities under such Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for five or more Trading Days (whether or not consecutive), provided, that such five Trading Day period shall be extended by a number of days equal to the number of days during which a Blocking Notice (as defined herein) which has been delivered pursuant to and in accordance with Section 2(d) hereof, remains in effect;

               (vi) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three consecutive Trading Days; or

               (vii) the exercise or conversion rights of the Holders pursuant to the Transaction Documents are suspended for any reason.

Upon the occurrence of any Event and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash or in kind (as described in the following sentence), as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. The Company shall pay any such liquidated damages, at the Company's option, either in cash or by adding the amount of any such Unpaid

Liquidated Damages to the Stated Value of the Preferred Stock under Section 1 of the Certificate of Designations (or to the principal amount of the Debentures). The liquidated damages payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

          (d) At any time after the Effective Date and on up to two occasions in any calendar year, the Company may provide the Holders with written notification (a "Blocking Notice") suspending the ability of the Holders to make dispositions under the Registration Statement or Prospectus for up to
     (i) 15 consecutive Trading Days, if a Blocking Notice is delivered in connection with an underwritten public offering of the Common Stock or material acquisition, or (ii) 10 consecutive Trading Days, if a Blocking Notice is given other than in connection with an underwritten public offering of the Common Stock or material acquisition. The Company shall not be entitled to deliver any Blocking Notice within 30 Trading Days of the expiration of any Blocking Notice previously delivered. A Blocking Notice may only be delivered if the Company's board of directors determines in its good faith judgment that: (a) in connection with a material acquisition, the Company's obligation to ensure that the Registration Statement and Prospectus contain current and complete information would require the Company to make a public disclosure of such acquisition or (b) in connection with an underwritten public offering of the Common Stock, the trading market of the Common Stock requires to be stabilized. Each Blocking Notice shall contain a general statement of the reasons for such postponement and an approximation of the anticipated delay which may not be in excess of the number of Trading Days indicated herein.

     3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than three Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (excluding any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) If, on any date, the number of shares of Common Stock previously registered under all existing Registration Statements is less than 125% of the Actual Minimum on such date, then the Company shall file an additional Registration Statement covering a number of shares of Common Stock at least equal to (i) the Required Minimum on such date, less (ii) the number of shares of Common Stock previously registered under all existing Registration Statements; provided that the Company will not be required at any time to register a number of shares of Common Stock greater than the maximum number of shares of Common Stock that could possibly be issued pursuant to the Transaction Documents.

          (d) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement;
     (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (j) Upon the occurrence of any event described in Section 3(d)(iv) or 3(d)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k)  Comply  with  all  applicable   rules  and   regulations  of  the
     Commission.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and Special Counsel for the Holders and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iv)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
     Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iv)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the

     Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and
     Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (d) No Piggyback on Registrations. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the

     Company  in  the   Registration   Statement   other  than  the  Registrable
     Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

          (e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(iv), 3(d)(v), 3(d)(vi), or 3(d)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (g) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject, in the event of an underwritten offering, to customary cutbacks requested by the managing underwriter of all selling stockholders thereunder, on a pro-rata basis with any other selling stockholders.

          (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day,
     (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement.

          (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (k) Governing Law. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (o) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        APPLIED FILMS CORPORATION


                                        By: /s/ Thomas T. Edman
                                        Name:   Thomas T. Edman
                                        Title:  CEO




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASER TO FOLLOW]

                               MONTROSE INVESTMENTS LTD.


                               By:    /s/ Kevin O'Neal
                               Name:      Kevin O'Neal
                               Title:     Authorized Signatory

                               Address for Notice:

                               Montrose Investments Ltd.
                               300 Crescent Court, Suite 700
                               Dallas, TX  75201
                               Facsimile No.:  (214) 758-1207
                               Attn:  Jeff Estes and General Counsel

      With a copy to:          Robinson Silverman Pearce Aronsohn & Berman LLP
                               1290 Avenue of the Americas
                               New York, NY  10104
                               Facsimile No.:  (212) 541-4630 and (212) 541-1432
                               Attn:  Eric L. Cohen, Esq.

                        STRONG RIVER INVESTMENTS, INC.



                        By: /s/ Kenneth L. Henderson
                             Kenneth L. Henderson, Attorney-in-Fact


                        Address for Notice:

                        Strong River Investments, Inc.
                        c/o Gonzalez-Ruiz Aleman (BVI) Limited
                        Wickhams Cay I, Vanterpool Plaza
                        P.O. Box 873
                        Road Town, Tortolla, B.V.I.

                        With copies to:

                        Robinson Silverman Pearce Aronsohn & Berman LLP
                        1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630 and (212) 541-1432
                        Attn: Eric L. Cohen, Esq. and Kenneth L. Henderson, Esq.

                                                                         Annex A

                              Plan of Distribution


     The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-    privately negotiated transactions;

-    short sales

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-    a combination of any such methods of sale; and

-    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

     The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.





::ODMA\PCDOCS\GRR\531352\1

                                                                    Exhibit 10.3

                                                                  Execution Copy

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                            APPLIED FILMS CORPORATION

                                     WARRANT

Warrant No. 1                                            Dated: January 16, 2001

     Applied Films Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Montrose Investments, Ltd. or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 34,177 shares of common stock, no par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $22.33 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including January 16, 2006 (the "Expiration Date"), and subject to the following terms and conditions.

     1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of January 16, 2001, among the Company and the Purchasers identified therein (the "Purchase Agreement").

     2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

     4. Exercise and Duration of Warrants.

          (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the Closing Price on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 P.M. New York City time on the Expiration Date.

          (b) A Holder may exercise  this Warrant by  delivering  to the Company
     (i) an Exercise Notice, in the form attached hereto, appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." Within two Trading Days after each Exercise Date, the Holder will deliver this Warrant (or a New Warrant, as defined below, if applicable) to the Company, unless the Holder is awaiting receipt of a New Warrant from the Company pursuant to another provision hereof.

     5. Delivery of Warrant Shares.

          (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

          (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.

     6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

          (a) Special Put Adjustment. Upon delivery by the Holder of a Special Put Notice pursuant to any Debenture held by the Holder, the Exercise Price hereunder shall be adjusted to equal 130% of the Amended Conversion Price (as defined in the Debenture).

          (b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
     (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (c) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be such Exercise Price and of which the numerator shall be such Exercise Price less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date.

          (d) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

          (e) Subsequent Equity Sales.

               (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective price per share of Common Stock (the "Effective Price") less than the Exercise Price, then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock
          Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment to the Exercise Price pursuant to this paragraph, the Exercise Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith. The provisions of this Section shall not apply to: (i) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and
          (iii) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

               (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

               (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of (A) the issuance of Common Stock upon exercise or conversion of any Common Stock Equivalents described in Schedule 3.1(g) to the Purchase Agreement (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), or (B) any grant of options to employees, officers or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options.

          (f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (b), (c) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (h) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

          (i) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

          (a) Cash Exercise. The Holder may deliver immediately available funds; or

          (b) Cashless Exercise. The Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]
          where:
                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                    A = the average of the Closing Prices for the ten Trading Days immediately prior to (but not including) the Exercise Date.

                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.

     12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall pay an amount in cash equal to the average of the Closing Prices of the

Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date multiplied by such fraction; provided that, unless the Holder requests otherwise, no payment shall be required pursuant to this sentence until the aggregate amount payable exceeds $1,000, at which time all previously deferred payments shall be made.

     13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as set forth in the Purchase Agreement, or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     15. Miscellaneous.

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (b) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                           APPLIED FILMS CORPORATION


                                           By: /s/ Thomas T. Edman
                                           Name:   Thomas T. Edman
                                           Title:  CEO

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Applied Films Corporation:

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Applied Films Corporation, a Colorado corporation (the "Company"), evidenced by Warrant No. _______ issued by the Company to the undersigned (the "Warrant"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

                 ____________       "Cash Exercise" under Section 10(a)

                 ____________       "Cashless Exercise" under Section 10(b)

     2. Payment of Exercise Price. If the holder has elected a Cash Exercise, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the remaining shares of Common Stock be issued in the name of and delivered to (please print name and address):



Dated:   _______________, ____             Name of Holder:

                                           (Print)______________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

     [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Applied Films Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Applied Films Corporation with full power of substitution in the premises.

Dated:   _______________, ____


                                           _____________________________________
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)


                                           _____________________________________
                                           Address of Transferee

                                           _____________________________________

                                           _____________________________________


In the presence of:

______________________________________




::ODMA\PCDOCS\GRR\531343\1

                                                                    Exhibit 10.4

                                                                  Execution Copy

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                            APPLIED FILMS CORPORATION

                                     WARRANT

Warrant No. 2                                            Dated: January 16, 2001

     Applied Films Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Strong River Investments, Inc. or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 22,785 shares of common stock, no par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $22.33 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including January 16, 2006 (the "Expiration Date"), and subject to the following terms and conditions.

     1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of January 16, 2001, among the Company and the Purchasers identified therein (the "Purchase Agreement").

     2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

     4. Exercise and Duration of Warrants.

          (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the Closing Price on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 P.M. New York City time on the Expiration Date.

          (b) A Holder may exercise  this Warrant by  delivering  to the Company
     (i) an Exercise Notice, in the form attached hereto, appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." Within two Trading Days after each Exercise Date, the Holder will deliver this Warrant (or a New Warrant, as defined below, if applicable) to the Company, unless the Holder is awaiting receipt of a New Warrant from the Company pursuant to another provision hereof.

     5. Delivery of Warrant Shares.

          (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

          (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.

     6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

          (a) Special Put Adjustment. Upon delivery by the Holder of a Special Put Notice pursuant to any Debenture held by the Holder, the Exercise Price hereunder shall be adjusted to equal 130% of the Amended Conversion Price (as defined in the Debenture).

          (b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
     (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (c) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be such Exercise Price and of which the numerator shall be such Exercise Price less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date.

          (d) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

          (e) Subsequent Equity Sales.

               (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective price per share of Common Stock (the "Effective Price") less than the Exercise Price, then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock
          Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment to the Exercise Price pursuant to this paragraph, the Exercise Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith. The provisions of this Section shall not apply to: (i) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and
          (iii) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

               (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

               (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of (A) the issuance of Common Stock upon exercise or conversion of any Common Stock Equivalents described in Schedule 3.1(g) to the Purchase Agreement (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), or (B) any grant of options to employees, officers or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options.

          (f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (b), (c) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (h) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

          (i) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

          (a) Cash Exercise. The Holder may deliver immediately available funds; or

          (b) Cashless Exercise. The Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]
          where:
                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                    A = the average of the Closing Prices for the ten Trading Days immediately prior to (bu t not including) the Exercise Date.

                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.

     12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall pay an amount in cash equal to the average of the Closing Prices of the

Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date multiplied by such fraction; provided that, unless the Holder requests otherwise, no payment shall be required pursuant to this sentence until the aggregate amount payable exceeds $1,000, at which time all previously deferred payments shall be made.

     13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as set forth in the Purchase Agreement, or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     15. Miscellaneous.

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (b) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                             APPLIED FILMS CORPORATION


                                             By:  /s/ Thomas T. Edman
                                             Name:    Thomas T. Edman
                                             Title:   CEO

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Applied Films Corporation:

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Applied Films Corporation, a Colorado corporation (the "Company"), evidenced by Warrant No. _______ issued by the Company to the undersigned (the "Warrant"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

                ____________       "Cash Exercise" under Section 10(a)

                ____________       "Cashless Exercise" under Section 10(b)

     2. Payment of Exercise Price. If the holder has elected a Cash Exercise, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the remaining shares of Common Stock be issued in the name of and delivered to (please print name and address):




Dated:   _______________, ____             Name of Holder:

                                           (Print)______________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

     [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Applied Films Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Applied Films Corporation with full power of substitution in the premises.

Dated:   _______________, ____

                                          _____________________________________
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)


                                           _____________________________________
                                           Address of Transferee

                                           _____________________________________

                                           _____________________________________



In the presence of:

___________________________________



::ODMA\PCDOCS\GRR\531376\1

                                                                    Exhibit 10.5

                                                                  Execution Copy

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                            APPLIED FILMS CORPORATION

                                     WARRANT

Warrant No. 3                                            Dated: January 16, 2001

     Applied Films Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, RAM Capital Resources, LLC or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 18,987 shares of common stock, no par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $22.33 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including January 16, 2006 (the "Expiration Date"), and subject to the following terms and conditions.

     1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of January 16, 2001, among the Company and the Purchasers identified therein (the "Purchase Agreement").

     2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

     4. Exercise and Duration of Warrants.

          (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the Closing Price on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 P.M. New York City time on the Expiration Date.

          (b) A Holder may exercise  this Warrant by  delivering  to the Company
     (i) an Exercise Notice, in the form attached hereto, appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." Within two Trading Days after each Exercise Date, the Holder will deliver this Warrant (or a New Warrant, as defined below, if applicable) to the Company, unless the Holder is awaiting receipt of a New Warrant from the Company pursuant to another provision hereof.

     5. Delivery of Warrant Shares.

          (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

          (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.

     6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

          (a) Special Put Adjustment. Upon delivery by the Holder of a Special Put Notice pursuant to any Debenture held by the Holder, the Exercise Price hereunder shall be adjusted to equal 130% of the Amended Conversion Price (as defined in the Debenture).

          (b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
     (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

          (c) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be such Exercise Price and of which the numerator shall be such Exercise Price less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date.

          (d) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

          (e) Subsequent Equity Sales.

               (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at an effective price per share of Common Stock (the "Effective Price") less than the Exercise Price, then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock
          Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment to the Exercise Price pursuant to this paragraph, the Exercise Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith. The provisions of this Section shall not apply to: (i) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) securities issued pursuant to an underwritten public offering by the Company resulting in gross proceeds to the Company of not less than $20,000,000 ("equity lines of credit" or their equivalents shall not satisfy this exception), and
          (iii) shares of Common Stock issued in connection with a Strategic Transaction. For purposes of this Section, a "Strategic Transaction" shall mean a transaction or relationship in which the Company issues shares of Common Stock to an entity which is, itself or through its subsidiaries, an operating company in a business related to the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

               (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

               (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of (A) the issuance of Common Stock upon exercise or conversion of any Common Stock Equivalents described in Schedule 3.1(g) to the Purchase Agreement (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), or (B) any grant of options to employees, officers or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options.

          (f) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (b), (c) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (h) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

               (i) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     10. Payment of Exercise Price. The Holder shall pay the Exercise Price in one of the following manners:

          (a) Cash Exercise. The Holder may deliver immediately available funds; or

          (b) Cashless Exercise. The Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]
          where:
                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                    A = the average of the Closing Prices for the ten Trading Days immediately prior to (but not including) the Exercise Date.

                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.

     12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall pay an amount in cash equal to the average of the Closing Prices of the

Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date multiplied by such fraction; provided that, unless the Holder requests otherwise, no payment shall be required pursuant to this sentence until the aggregate amount payable exceeds $1,000, at which time all previously deferred payments shall be made.

     13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as set forth in the Purchase Agreement, or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     15. Miscellaneous.

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (b) The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Dallas County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                             APPLIED FILMS CORPORATION


                                             By:   /s/ Thomas T. Edman
                                             Name:     Thomas T. Edman
                                             Title:    CEO

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Applied Films Corporation:

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("Warrant Shares") of Applied Films Corporation, a Colorado corporation (the "Company"), evidenced by Warrant No. _______ issued by the Company to the undersigned (the "Warrant"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

                ____________       "Cash Exercise" under Section 10(a)

                ____________       "Cashless Exercise" under Section 10(b)

     2. Payment of Exercise Price. If the holder has elected a Cash Exercise, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the remaining shares of Common Stock be issued in the name of and delivered to (please print name and address):




Dated:   _______________, ____             Name of Holder:

                                           (Print)______________________________

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

     [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Applied Films Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Applied Films Corporation with full power of substitution in the premises.

Dated:   _______________, ____


                                           _____________________________________
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)


                                           _____________________________________
                                           Address of Transferee

                                           _____________________________________

                                           _____________________________________


In the presence of:

______________________________


::ODMA\PCDOCS\GRR\531407\1